Subsequent events	12 Months Ended
Mar. 31, 2015
Subsequent events
Subsequent events

26.  Subsequent events

In April 2015, the Company entered into an arrangement with a bank in the PRC to invest in wealth management products with an aggregate principal amount of RMB7.3 billion. The wealth management products carry an interest rate of 5% per annum and the return of principal and interest income on the products is guaranteed by the bank. The wealth management products have been served as collateral to the issuing bank for the issuance of a financing amounting to RMB6.9 billion to one of the founders of the Company to support his minority investment through a PRC limited parternship in Wasu, a company listed on the Shenzhen Stock Exchange which is engaged in the business of digital media broadcasting and distribution in the PRC. The financing has also been collateralized by the equity interests of Wasu held by such PRC limited partnership. The founder has also pledge his interest in the PRC limited partnership to the Company. The Company entered into strategic cooperation agreements with a major shareholder of Wasu in order to enhance the Company's capabilities and profile in the entertainment sector in the PRC.

In connection with the issuance of the consolidated financial statements for the year ended March 31, 2015, the Company has evaluated subsequent events through June 25, 2015, the date the consolidated financial statements were available to be issued.